CONSENT OF SUBSTITUTION OF PARTY
UC Case Nos. [****]
UC Agreement Control No. [****]

This substitution of party agreement ("Agreement") is effective as of October 21, 2010, by and among The Regents of the University of California, a California corporation, acting through its Santa Barbara campus having an Office of Technology & Industry Alliances located at 342 Lagoon Road, Mail Code 2055, Santa Barbara, CA 93106-2055 (“The Regents”); Appeal Capital Corp., having an office at 430 Park Avenue, New York, NY 10022 (“Assignor”); and Nascent Water Technologies, Inc., a California corporation (and wholly-owned subsidiary of AcquaeBlu Corp., a Delaware corporation) having an office at 430 Park Avenue, New York, NY 10022 (“Assignee”).

BACKGROUND

A.           The Regents and Assignor entered into a Letter of Intent effective May 11, 2010 (UC Agreement Control No.[****]) (“Original LOI”), wherein Assignor was granted certain rights in UC Case Nos. [****].
B.           The Regents and Assignor entered into a first amendment to the Original LOI effective September 10, 2010 (“Amendatory Agreement”), wherein UC Case No. [****] was added to the Inventions covered under the Original LOI, and wherein Assignor was granted certain rights in UC Case No. [****].  The Original LOI as amended by the Amendatory Agreement is herein referred to as the “LOI.”
C.           Assignor desires that Assignee be substituted in place of Assignor under the LOI, and The Regents is agreeable to such substitution.
D.           Assignee has read the LOI and agrees to abide by all of its terms and conditions.

The parties agree as follows:

1.      Assignee hereby assumes all liability and obligations under the LOI and is bound by all of its terms in all respects as if it were the original party to the LOI in place of Assignor.
2.      Assignee is hereby substituted for Assignor under the LOI, provided that Assignee assumes all liability and obligations under the LOI as if Assignee were the original party to the LOI as of the effective date of the LOI.
3.      The Regents releases Assignor from all liability and obligations under the LOI arising before or after the effective date of this Agreement.

The parties have executed this Agreement in triplicate originals by their respective authorized officers on the following day and year.

APPEAL CAPITAL CORP.		THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA

By:		By:
(Signature)

Name:		Name:	Sherylle Mills Englander
(Please print)

Title:		Title:	Director,
Technology & Industry Alliances

Date:		Date:

NASCENT WATER TECHNOLOGIES, INC.

By:
(Signature)

Name:
(Please print)

Title:

Date: